united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08037

AdvisorOne Funds

(Exact name of registrant as specified in charter)

17605 Wright Street Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC., 80 Arkay Drive St 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-493-3313

Date of fiscal year end: 11/30

Date of reporting period: 11/30/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HORIZON ACTIVE ASSET ALLOCATION FUND

Class N Shares AAANX

HORIZON ACTIVE INCOME FUND

Class N Shares AIMNX

HORIZON ACTIVE RISK ASSIST FUND

Class N Shares ARANX

Annual Report
November 30, 2014

Investor Information: 1-855-754-7932

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of HORIZON ACTIVE ASSET ALLOCATION FUND, HORIZON ACTIVE INCOME FUND and HORIZON ACTIVE RISK ASSIST FUND. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

Letter to Shareholders

Dear Shareholder:

In the following paragraphs we will recap the key factors affecting broad markets and the Horizon family of funds.

Market Overview:

Global markets presented a wide array of opportunities in 2014, but also a global set of risks.

The first quarter of the year was packed with key market drivers and highlighted by the XXII Olympic Winter Games in Sochi, Russia. In January, US interest rates dropped following emerging market currency and debt market turmoil that started in Argentina. The S&P 500 dropped 6% in 3 weeks, but later recovered during the month of February as the world watched the Olympics. In March, the relative harmony of the Olympic Games quickly faded as Russian troops moved into Crimea and US Federal Reserve Board Chair Janet Yellen put a six month timeframe on the possibility of raising rates. The timeframe was well ahead of what markets expected and the comments threw the markets off for two weeks.

The spring and summer months from April through June saw markets recover from the Russian backed turmoil in Eastern Europe. Volatility dropped and remained low throughout these months with global markets moving in tandem.

In late summer, US and Foreign markets began to diverge. Central bank policies in Europe and Japan became more accommodative while the modestly strengthening US economy increased expectations for the end of Quantitative Easing (QE) and a future rate hike. Economic stagnation around the globe along with a strengthening US Dollar led to more than a 6% difference between the return of the S&P 500 (up 1.13%) and the MSCI ACWI Ex US (down 5.26%).

The last three months of the 2014 saw a continuation of the return gap between US and foreign assets. The US Dollar continued to strengthen while foreign currencies and equities remained weak. However, the main driver of volatility and return dispersion was a sudden and dramatic drop in the price of oil. As the global demand for crude oil, fresh supply was being generated by the US shale revolution. Unexpectedly, OPEC did not step in to support the price of oil (by cutting production). The oversupply has led to extreme pain in markets tied to the price of oil. Russia, Brazil, South Africa and other energy heavy countries like Canada have all been affected. Domestically, the drop in oil has been received as a boon to the consumer and the economy.

As we move into the New Year, we expect 2015 to be more volatile than the last few years as US policy diverges from that of Europe and Asia. Now that Quantitative Easing is a thing of the past (at least in the US), we expect the Federal Reserve to “normalize” policy. Based on the change in policy and without the steadying hand of QE, we believe investors will be a bit more nervous leading to increased market swings. There is good news for US investors as we head into 2015 and that comes in the form of cheaper oil. Depending on how long oil and gas remain cheap, US GDP could see as much as a 0.5% boost as consumers spend their money on other goods and services.

6067-NLD-1/28/2015

1

Fund Reviews:

Horizon Active Asset Allocation Fund (AAANX)

The Horizon Active Asset Allocation Fund finished 2014 on a strong note by returning 2.8% in the fourth quarter. Although the strategy looks globally for opportunities, in 2014 the strongest market for equities was the United States. By overweighting the US for the majority of the year, the Fund outpaced the majority of its peers who maintained larger international exposures. Specific exposures to the US Healthcare and Technology sectors were particularly beneficial to the fund. On the other hand, exposures to the US Energy and Financials sectors hurt the fund’s performance. Overall, the Fund ended the year with strong inflows and more than $400 million in assets.

Horizon Active Income Fund (AIMNX)

The Horizon Active Income Fund enjoyed a solid year of performance in 2014, outpacing many of its peers in the non-traditional/unconstrained bond group but lagging the Barclays Aggregate Bond Index. Helping performance this year were intermittent tactical exposures to non-US fixed income markets, exposure to US corporate bonds, and exposure to the long end of the US yield curve. Factors which detracted from performance relative to the Barclays Aggregate Bond Index were an underexposure to Mortgage Backed Securities (MBS) and generally holding a shorter duration than that benchmark for much of the second half of the year, as rates continued to fall in the US and abroad. The Fund increased its assets under management by approximately 75%, from $70 million to $133 million during 2014.

Horizon Active Risk Assist Fund (ARANX)

The Horizon Active Risk Assist Fund opened at the end of August and like Horizon Active Asset Allocation benefited from being invested in domestic equities. For the fourth quarter, the Fund returned 2.8% with minimal hedging activity. Relative to peers, the Fund outpaced the average of 0.5%. Being that the Fund is relatively new, we expect asset growth to be more meaningful as we move forward into 2015.

6067-NLD-1/28/2015

2

Horizon Active Asset Allocation Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2014

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures ** for the year ended November 30, 2014, compared to its benchmarks:

Annualized Total Returns	One Year	Inception
Horizon Active Asset Allocation Fund	8.33%	13.33%
S&P 500 Total Return Index	16.86%	19.98%
Horizon Blended Benchmark	13.45%	17.64%

*	Inception date is January 31, 2012.

**	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The total operating expense ratio (including indirect expenses), as stated in the Fund’s latest Prospectus, is 1.84% for Class N shares. For performance information current to the most recent month-end, please call 1-855-754-7932.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Performance of the Horizon Blended Benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The blended benchmark consists of 80% of the S&P 500 Index and 20% of the MSCI ACWI (ex-US). The MSCI ACWI (ex-US) is a market-capitalization weighted index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

Portfolio Composition as of November 30, 2014:

% of Net Assets
Equity Funds	96.0%
Short-Term Investments	1.9%
Common Stock	1.8%
Purchased Put Options	0.2%
Written Put Options	(0.1)%
Other Assets in Excess of Liabilities	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

3

Horizon Active Income Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2014

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures** for the year ended November 30, 2014, compared to its benchmark:

	One Year	Inception
Horizon Active Income Fund	2.50%	2.23%
Barclays Aggregate Bond Index	5.27%	4.88%

*	Inception date is September 30, 2013.

**	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The total operating expense ratio (including indirect expenses), as stated in the Fund’s latest Prospectus, is 1.48% for Class N shares. For performance information current to the most recent month-end, please call 1-855-754-7932.

The Barclays Aggregate Bond Index is a market-capitalization-weighted index that covers the USD-denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market.

Portfolio Composition as of November 30, 2014:

% of Net Assets
Bond Funds	91.6%
Equity Fund	5.9%
Short-Term Investments	3.0%
Purchased Call Options	0.3%
Liabilities in Excess of other Assets	(0.8)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

4

Horizon Active Risk Assist Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2014

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures** for the period ended November 30, 2014, compared to its benchmark:

Inception
Horizon Active Risk Assist Fund	2.50%
S&P 500 Total Return Index	3.72%
Horizon Blended Benchmark	1.92%

*	Inception date is August 28, 2014.

**	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The estimated total operating expense ratio (including indirect expenses), as stated in the Fund’s latest Prospectus, is 1.62% for Class N shares. For performance information current to the most recent month-end, please call 1-855-754-7932.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Performance of the Horizon Blended Benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The blended benchmark consists of 80% of the S&P 500 Index and 20% of the MSCI ACWI (ex-US). The MSCI ACWI (ex-US) is a market-capitalization weighted index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

Portfolio Composition as of November 30, 2014:

% of Net Assets
Exchange Traded Funds	90.3%
Short-Term Investments	13.6%
Liabilities in Excess of Other Assets	(3.9)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

5

Horizon Active Asset Allocation Fund
PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 95.2%
	EQUITY FUNDS - 95.2%
291,260	Health Care Select Sector SPDR Fund	$20,268,783
277,764	iShares Core S&P 500 ETF	57,936,015
511,041	iShares MSCI Europe Financials ETF	12,040,125
778,336	iShares S&P 500 Growth ETF	88,107,635
269,931	SPDR Dow Jones Industrial Average ETF Trust	48,074,713
462,889	SPDR S&P 500 ETF Trust	95,910,600
595,947	SPDR S&P Bank ETF	19,755,643
228,732	SPDR S&P Oil & Gas Exploration & Production ETF	11,695,068
507,965	WisdomTree Europe Hedged Equity Fund	30,259,476
253,444	WisdomTree Japan Hedged Equity Fund	14,040,798
		398,088,856

	TOTAL EQUITY FUNDS (Cost - $380,101,796)	398,088,856

	COMMON STOCK - 1.8%
	APPAREL - 0.1%
11,925	Crocs, Inc. **	$158,364
2,967	VF Corp.	223,029
		381,393
	BANKS - 0.1%
11,678	Bank of America Corp.	198,993
5,563	Morgan Stanley	195,706
		394,699
	BIOTECHNOLOGY - 0.2%
5,784	Acorda Therapeutics, Inc. **	210,827
8,561	AMAG Pharmaceuticals, Inc. **	318,469
23,257	Spectrum Pharmaceuticals, Inc. **	167,683
		696,979
	DIVERSIFIED FINANCIAL SERVICES - 0.0% ^
8,405	Etrade Financial Corp. **	191,718

	ELECTRIC - 0.0% ^
9,729	EnerNOC, Inc. **	141,946

	FOOD - 0.1%
3,781	Hormel Foods Corp.	200,695

	HEALTHCARE PRODUCTS - 0.1%
26,178	BioTelemetry, Inc. **	258,377
8,439	Cynosure, Inc. **	232,663
		491,040
	HEALTHCARE SERVICES - 0.0% ^
4,116	Health Net, Inc. **	211,480

	HOME FURNISHINGS - 0.1%
7,501	Ethan Allen Interiors, Inc.	222,105

	INSURANCE - 0.1%
1,394	Berkshire Hathaway, Inc. **	207,274
5,569	XL Group PLC	197,811
		405,085
	INTERNET - 0.1%
3,382	Ebay, Inc. **	185,604
1,856	TripAdvisor, Inc. **	136,694
		322,298
	IRON & STEEL - 0.0% ^
2,710	Reliance Steel & Aluminum Co.	173,277

	LEISURE TIME - 0.1%
5,014	Carnival Corp.	221,418

	MACHINERY - 0.1%
9,318	Briggs & Stratton Corp.	186,826
1,260	Roper Industries, Inc.	198,853
		385,679
	OIL & GAS - 0.1%
7,146	Chesapeake Energy Corp.	144,778
2,214	SM Energy Co.	96,198
20,717	VAALCO Energy, Inc. **	118,708
3,498	Valero Energy Corp.	170,038
		529,722
	OIL & GAS SERVICES - 0.1%
6,674	Matrix Service Co. **	140,955
8,766	Tesco Corp.	123,513
		264,468

The accompanying notes are an integral part of these financial statements.

6

Horizon Active Asset Allocation Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Value
	PHARMACEUTICALS - 0.0% ^
12,631	Omega Protein Corp. **	$128,205

	REAL ESTATE INVESTMENT TRUST (REITs) - 0.1%
5,562	Weyerhaeuser Co.	196,394

	RETAIL - 0.2%
37,520	Office Depot, Inc. **	248,758
3,195	TJX Cos Inc.	211,381
2,872	Tractor Supply Co.	220,943
		681,082
	SEMICONDUCTORS - 0.1%
5,497	Altera Corp.	206,797
12,872	Kulicke & Soffa Industries, Inc. **	179,951
		386,748
	SOFTWARE - 0.1%
2,739	Citrix Systems, Inc. **	181,623
12,482	Ebix, Inc.	202,333
4,591	Oracle Corp.	194,704
		578,660
	TRANSPORTATION - 0.0% ^
3,701	Con-way, Inc.	183,348

	TOTAL COMMON STOCK (Cost - $7,438,710)	7,388,439

Contracts		Value
	PURCHASED CALL OPTIONS - 0.0% ^ *
700	iShares MSCI Italy Capped ETF
	Expiration March 2015, Exercise Price $14.00 **	77,000
1,500	iShares MSCI Italy Capped ETF
	Expiration March 2014, Exercise Price $15.00 **	75,000
	TOTAL PURCHASED CALL OPTIONS (Cost - $157,733)	152,000

	PURCHASED PUT OPTIONS - 0.2% *
1,200	Market Vectors Russia ETF
	Expiration January 2015, Exercise Price $22.00 **	354,000
900	SPDR S&P 500 ETF Trust
	Expiration March 2015, Exercise Price $160.00 **	44,100
1,400	SPDR S&P 500 ETF Trust
	Expiration March 2015, Exercise Price $195.00 **	459,200
1,200	SPDR S&P 500 ETF Trust
	Expiration December 2014, Exercise Price $192.00 **	36,000
	TOTAL PURCHASED PUT OPTIONS (Cost - $2,561,064)	893,300

Shares
	SHORT-TERM INVESTMENTS - 1.8%
	MONEY MARKET FUND - 1.8%
7,684,357	BlackRock Liquidity Funds T-Fund, Institutional Class, 0.01% +
	TOTAL SHORT-TERM INVESTMENTS (Cost - $7,684,357)	7,684,357

	TOTAL INVESTMENTS - 99.0% (Cost - $397,943,660) (a)	$414,206,952
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%	4,067,147
	NET ASSETS - 100.0%	$418,274,099

Contracts		Value
	SCHEDULE OF PUT OPTIONS WRITTEN - (0.1) % *
2,200	iShares MSCI Italy Capped ETF
	Expiration March 2015, Exercise Price $14.00 **	$33,000
1,200	SPDR S&P 500 ETF Trust
	Expiration March 2015, Exercise Price $14.00 **	12,000
2,300	SPDR S&P 500 ETF Trust
	Expiration March 2014, Exercise Price $15.00 **	308,200
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $1,668,149) (a)	353,200

*	Each option contract is equivalent to 100 shares of the underlying security.

^	Less than 0.1%.

**	Non-income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $396,453,209 and differs from market value by net unrealized appreciation / (depreciation) of securities as follows:

Unrealized appreciation:	$22,509,965
Unrealized depreciation:	(5,109,422)
Net unrealized appreciation:	$17,400,543

The accompanying notes are an integral part of these financial statements.

7

Horizon Active Income Fund
PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 96.6%
	EQUITY FUND - 5.8%
307,535	PowerShares CEF Income Composite Portfolio	$7,503,854

	BOND FUNDS - 90.8%
220,491	iShares 1-3 Year Treasury Bond ETF	18,688,817
31,016	iShares 20+ Year Treasury Bond ETF	3,799,150
203,668	iShares Core U.S. Aggregate Bond ETF	22,527,717
79,442	iShares Intermediate Credit Bond ETF	8,754,508
146,827	iShares Short Treasury Bond ETF	16,189,145
322,659	Market Vectors High Yield Municipal Index ETF	9,999,203
306,463	SPDR Nuveen Barclays Short Term Municipal Bond ETF	7,480,762
271,743	Vanguard Total Bond Market ETF	22,519,343
141,924	Vanguard Total International Bond ETF	7,489,329
		117,447,974

	TOTAL EXCHANGE TRADED FUNDS (Cost - $123,621,779)	124,951,828

Contracts		Value
	PURCHASED CALL OPTIONS - 0.3% *
100	iShares 20+ Year Treasury Bond ETF
	Expiration January 2014, Exercise Price $122.00 **	$19,000
100	iShares 20+ Year Treasury Bond ETF
	Expiration December 2014, Exercise Price $122.00 **	13,800
200	WisdomTree Japan Hedged Equity Fund
	Expiration January 2015, Exercise Price $50.22 **	35,800
200	iShares iBoxx $ High Yield Corporate Bond ETF
	Expiration March 2015, Exercise Price $92.00 **	10,000
268	iShares 20+ Year Treasury Bond ETF
	Expiration January 2015, Exercise Price $124.00 **	30,552
300	WisdomTree Japan Hedged Equity Fund
	Expiration December 2014, Exercise Price $57.00 **	15,300
300	SPDR Barclays Emerging Markets Local Bond ETF
	Expiration June 2015, Exercise Price $30.00 **	10,500
300	iShares iBoxx $ High Yield Corporate Bond ETF
	Expiration Januray 2016, Exercise Price $91.00 **	33,750
721	Market Vectors International High Yield Bond ETF
	Expiration April 2015, Exercise Price $27.00 **	7,210
1,300	SPDR Barclays High Yield Bond ETF
	Expiration March 2015, Exercise Price $41.00 **	13,000
1,300	SPDR Barclays Short Term High Yield Bond ETF
	Expiration March 2015, Exercise Price $30.00 **	13,000
1,400	PowerShares DB US Dollar Index Bullish Fund
	Expiration January 2016, Exercise Price $23.00 **	134,400

	TOTAL PURCHASED CALL OPTIONS (Cost - $414,884)	336,312

	PURCHASED PUT OPTIONS - 0.0% ^*
150	CurrencyShares Japanese Yen Trust
	Expiration January 2015, Exercise Price $75.00 **	1,125
400	CurrencyShares Japanese Yen Trust
	Expiration December 2014, Exercise Price $81.00 **	18,400
469	iShares 1-3 Year Treasury Bond ETF
	Expiration December 2014, Exercise Price $84.00 **	2,345
600	iShares 1-3 Year Treasury Bond ETF
	Expiration March 2015, Exercise Price $84.00 **	9,000
600	iShares 10-20 Year Treasury Bond ETF
	Expiration December 2014, Exercise Price $128.00 **	6,000
	TOTAL PURCHASED PUT OPTIONS (Cost - $78,884)	36,870

The accompanying notes are an integral part of these financial statements.

8

Horizon Active Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Value
	SHORT-TERM INVESTMENTS - 3.0%
	MONEY MARKET FUND - 3.0%
3,885,732	BlackRock Liquidity Funds T-Fund, Institutional Class, 0.01% +
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,885,732)	$3,885,732

	TOTAL INVESTMENTS - 99.9% (Cost - $128,001,279) (a)	$129,210,742
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	128,965
	NET ASSETS - 100.0%	$129,339,707

Contracts		Value
	SCHEDULE OF CALL OPTIONS WRITTEN - 0.0% ^*
552	iShares 20+ Year Treasury Bond ETF
	Expiration January 2015, Exercise Price $132.00 **	$9,108
150	iShares 20+ Year Treasury Bond ETF
	Expiration December 2014, Exercise Price $127.00 **	3,000

	TOTAL WRITTEN CALL OPTIONS (Premiums Received - $60,473)	12,108

	SCHEDULE OF PUT OPTIONS WRITTEN - (0.1)% *
1,400	PowerShares DB US Dollar Index Bullish Fund
	Expiration January 2016, Exercise Price $22.00 **	32,900
300	iShares iBoxx $ High Yield Corporate Bond ETF
	Expiration January 2016, Exercise Price $70.00 **	22,500
200	SPDR Barclays Emerging Markets Local Bond ETF
	Expiration June 2015, Exercise Price $28.00 **	10,000
200	SPDR Barclays Emerging Markets Local Bond ETF
	Expiration June 2015, Exercise Price $29.00 **	15,500
200	iShares iBoxx $ High Yield Corporate Bond ETF
	Expiration March 2015, Exercise Price $82.00 **	7,500
	TOTAL WRITTEN PUT OPTIONS (Premiums Received - $147,313)	88,400

	TOTAL OPTIONS WRITTEN - (0.1)% (Premiums Received - $207,786) (a)	$100,508

*	Each option contract is equivalent to 100 shares of the underlying security.

^	Less than 0.1%

**	Non-income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $127,750,494 and differs from market value by net

Unrealized appreciation:	$1,503,475
Unrealized depreciation:	(264,760)
Net unrealized appreciation:	$1,238,715

The accompanying notes are an integral part of these financial statements.

9

Horizon Active Risk Assist Fund
PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 90.3%
	EQUITY FUNDS- 90.3%
198	Health Care Select Sector SPDR Fund	$13,779
189	iShares Core S&P 500 ETF	39,422
348	iShares MSCI Europe Financials ETF	8,199
530	iShares S&P 500 Growth ETF	59,996
184	SPDR Dow Jones Industrial Average ETF Trust	32,770
315	SPDR S&P 500 ETF Trust	65,268
406	SPDR S&P Bank ETF	13,459
156	SPDR S&P Oil & Gas Exploration & Production ETF	7,976
346	WisdomTree Europe Hedged Equity Fund	20,611
172	WisdomTree Japan Hedged Equity Fund	9,529
	TOTAL EXCHANGE TRADED FUNDS (Cost - $263,305)	271,009

Shares
	SHORT-TERM INVESTMENTS - 13.6%
40,790	Fidelity Insitutional Money Market Fund, 0.07% +	40,790
	TOTAL SHORT-TERM INVESTMENTS (Cost - $40,790)	40,790

	TOTAL INVESTMENTS - 103.9% (Cost - $304,095) (a)	$311,799
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.9) %	(11,621)
	NET ASSETS - 100.0%	$300,178

+	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $304,642 and differs from market value by net unrealized appreciation / (depreciation) of securities as follows:

Unrealized appreciation:	$9,112
Unrealized depreciation:	(1,955)
Net unrealized appreciation:	$7,157

The accompanying notes are an integral part of these financial statements.

10

Horizon Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2014

	Horizon Active	Horizon Active	Horizon Risk
	Asset Allocation Fund	Income Fund	Assist Fund
Assets:
Investments in Securities at Cost	$397,943,660	$128,001,279	$304,095
Investments in Securities at Market Value	$414,206,952	$129,210,742	$311,799
Cash Held at Broker	1,445,924	324,592	—
Receivable for Securities Sold	29,994,385	8,547	12,704
Receivable for Fund Shares Sold	3,689,365	1,147,485	—
Due from Adviser	—	—	14,683
Dividends and Interest Receivable	125,402	—	72
Prepaid Expenses and Other Assets	47,435	36,516	12,646
Total Assets	449,509,463	130,727,882	351,904

Liabilities:
Payable for Securities Purchased	30,332,226	1,139,192	48,013
Accrued Advisory Fees	320,454	67,145	—
Accrued Trustee Fees	—	980	200
Options written, at value (Premiums received $1,668,149; $207,786, - )	353,200	100,508	—
Accrued Chief Compliance Officer Fees	274	215	100
Fees Payable to Other Affiliates	36,234	15,341	994
Accrued Expenses and Other Liabilities	192,976	64,794	2,419
Total Liabilities	31,235,364	1,388,175	51,726

Net Assets	$418,274,099	$129,339,707	$300,178

Composition of Net Assets:
At November 30, 2014, Net Assets consisted of:
Paid-in-Capital ($0 par value, unlimited shares authorized)	$386,783,997	$128,450,540	$292,785
Undistributed Net Investment Income (Loss)	574,695	—	—
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options and Options Written	13,337,166	(427,574)	(311)
Net Unrealized Appreciation (Depreciation) on Investments, Purchased Options and Options Written	17,578,241	1,316,741	7,704
Net Assets	$418,274,099	$129,339,707	$300,178
Net Asset Value Per Share:
Net Assets	$418,274,099	$129,339,707	$300,178
Shares of Beneficial Interest Outstanding	33,007,658	12,790,053	14,641

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$12.67	$10.11	$20.50

The accompanying notes are an integral part of these financial statements.

11

Horizon Funds
STATEMENTS OF OPERATIONS
For the Period Ended November 30, 2014

	Horizon Active	Horizon Active	Horizon Risk
	Asset Allocation Fund	Income Fund	Assist Fund (a)
Investment Income:
Dividend Income (Net of withholding tax of $66 pertaining to Active Asset Allocation Fund only.)	$5,821,795	$2,802,445	$82
Interest Income	1,037	285	2
Total Investment Income	5,822,832	2,802,730	84

Expenses:
Investment Advisory Fees	3,622,924	793,596	324
Shareholder Servicing Fees	823,392	257,661	74
Administrative Service Fees	231,013	71,891	100
Transfer Agent Fees	97,547	63,829	4,140
Accounting Service Fees	83,694	21,624	100
Printing and Postage Expenses	38,530	21,662	6,320
Custodian Fees	32,631	9,295	300
Registration Fees	32,101	25,795	400
Chief Compliance Officer Fees	24,678	7,642	100
Audit Fees	18,279	21,178	1,500
Legal Fees	16,511	18,369	1,455
Trustees’ Fees and Expenses	8,479	9,267	200
Interest Expense	105	—	—
Other Expenses	57,924	24,662	400
Total Expenses	5,087,808	1,346,471	15,413
Less: Fees Waived/Expenses Reimbursed by the Adviser	(405,601)	(66,386)	(15,007)

Net Expenses	4,682,207	1,280,085	406

Net Investment Income (Loss)	1,140,625	1,522,645	(322)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	14,154,165	(166,152)	11
Purchased Options	(1,328,368)	(250,995)	—
Written Options	183,073	45,719	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	14,651,040	1,324,569	7,704
Purchased and Written Options	(358,548)	(13,309)	—
Net Realized and Unrealized Gain (Loss) on Investments	27,301,362	939,832	7,715

Net Increase in Net Assets Resulting From Operations	$28,441,987	$2,462,477	$7,393

(a)	The Horizon Active Risk Assist Fund commenced operations on August 28, 2014.

The accompanying notes are an integral part of these financial statements.

12

Horizon Active Asset Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Period
	Ended	Ended
	November 30, 2014	November 30, 2013

Operations:
Net Investment Income (Loss)	$1,140,625	$301,656
Net Realized Gain (Loss) on Investments and Purchased Options & Written Options	13,008,870	24,823,101
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options and Written Options	14,292,492	3,049,512
Net Increase in Net Assets Resulting From Operations	28,441,987	28,174,269

Distributions to Shareholders From:
Net Investment Income	(564,089)	(498,976)
Net Realized Capital Gains	(22,729,151)	(1,336,646)
Total Distributions to Shareholders	(23,293,240)	(1,835,622)

Capital Share Transactions:
Proceeds from Shares Issued	207,907,903	171,310,607
Distributions Reinvested	22,904,692	1,804,257
Cost of Shares Redeemed	(56,649,756)	(14,307,634)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	174,162,839	158,807,230

Increase in Net Assets	179,311,586	185,145,877

Net Assets:
Beginning of Period	238,962,513	53,816,636
End of Period*	$418,274,099	$238,962,513

* Includes Undistributed Net Investment Income (Loss) of:	$574,695	$—

Share Activity:
Shares Issued	17,079,588	14,548,142
Shares Reinvested	1,897,478	179,528
Shares Redeemed	(4,694,103)	(1,224,136)
Net Increase in Shares of Beneficial Interest Outstanding	14,282,963	13,503,534

The accompanying notes are an integral part of these financial statements.

13

Horizon Active Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Period
	Ended	Ended
	November 30, 2014	November 30, 2013 (a)

Operations:
Net Investment Income (Loss)	$1,522,645	$72,897
Net Realized Loss on Investments and Purchased Options & Written Options	(371,428)	(258,310)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options and Written Options	1,311,260	5,481
Net Increase (Decrease) in Net Assets Resulting From Operations	2,462,477	(179,932)

Distributions to Shareholders From:
Net Investment Income	(1,393,378)	—
Return of Capital	(153,898)	—
Total Distributions to Shareholders	(1,547,276)	—

Capital Share Transactions:
Proceeds from Shares Issued	73,980,030	71,684,105
Distributions Reinvested	1,419,517	—
Cost of Shares Redeemed	(17,925,590)	(553,624)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	57,473,957	71,130,481

Increase in Net Assets	58,389,158	70,950,549

Net Assets:
Beginning of Period	70,950,549	—
End of Period*	$129,339,707	$70,950,549

* Includes Undistributed Net Investment Income of:	$—	$72,897

Share Activity:
Shares Issued	7,336,158	7,145,352
Shares Reinvested	140,400	—
Shares Redeemed	(1,776,541)	(55,316)
Net Increase in Shares of Beneficial Interest Outstanding	5,700,017	7,090,036

(a)	The Horizon Active Income Fund commenced operations on September 30, 2013.

The accompanying notes are an integral part of these financial statements.

14

Horizon Active Risk Assist Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Period
	Ended
	November 30, 2014	(a)

Operations:
Net Investment Loss	$(322)
Net Realized Gain on Investments and Purchased Options & Written Options	11
Net Change in Unrealized Appreciation on Investments and Purchased Options	7,704
Net Increase in Net Assets Resulting From Operations	7,393

Capital Share Transactions:
Proceeds from Shares Issued	292,785
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	292,785

Increase in Net Assets	300,178

Net Assets:
Beginning of Period	—
End of Period*	$300,178

* Includes Undistributed Net Investment Loss of:	$—

Share Activity:
Shares Issued	14,641
Net Increase in Shares of Beneficial Interest Outstanding	14,641

(a)	The Horizon Active Risk Assist Fund commenced operations on August 28, 2014.

The accompanying notes are an integral part of these financial statements.

15

Horizon Active Asset Allocation Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	For the Year	For the Year	For the Period
	Ended	Ended	Ended
	November 30, 2014	November 30, 2013	November 30, 2012 *

Net Asset Value, Beginning of Period	$12.76	$10.31	$10.00
Increase From Operations:
Net investment income (a)	0.04	0.03	0.02
Net gain from investments (both realized and unrealized)	0.95	2.74	0.29
Total from operations	0.99	2.77	0.31

Less Distributions:
From net investment income	(0.03)	(0.09)	—
From net realized gains	(1.05)	(0.23)	—
Total Distributions	(1.08)	(0.32)	—

Net Asset Value, End of Period	$12.67	$12.76	$10.31

Total Return (b)	8.33%	27.63%	3.10	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$418,274	$238,963	$53,817
Ratio to average net assets:
Gross Expenses (d,e)	1.54%	1.63%	2.12	% (c)
Net Expenses (d)	1.42%	1.42%	1.42	% (c)
Net investment income (loss), Net of Reimbursement (d)	0.35%	0.25%	(0.48	)% (c)
Portfolio turnover rate	591%	975%	820	% (f)

*	Since January 31, 2012 (Commencement of Operations).

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

16

Horizon Active Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	For the Period	For the Period
	Ended	Ended
	November 30, 2014 *	November 30, 2013 *

Net Asset Value, Beginning of Period	$10.01	$10.00
Increase From Operations:
Net investment income (a)	0.15	0.02
Net loss from investments (both realized and unrealized)	0.10	(0.01)
Total from operations	0.25	0.01

Less Distributions:
From net investment income	(0.13)	—
Return of capital	(0.02)	—
Total Distributions	(0.15)	—

Net Asset Value, End of Period	$10.11	$10.01

Total Return (b)	2.50%	0.10	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$129,340	$70,951
Ratio to average net assets:
Gross Expenses (d,e)	1.30%	1.72	% (c)
Net Expenses (d)	1.24%	1.24	% (c)
Net investment income (loss), Net of Reimbursement (d)	1.47%	1.00	% (c)
Portfolio turnover rate	280%	71	% (f)

*	Since September 30, 2013 (Commencement of Operations).

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

17

Horizon Active Risk Assist Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period.

For the Period
Ended
November 30, 2014 *

Net Asset Value, Beginning of Period	$20.00
Increase From Operations:
Net investment income (a)	(0.05)
Net gain from investments (both realized and unrealized)	0.55
Total from operations	0.50

Net Asset Value, End of Period	$20.50

Total Return (b)	2.50%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$300
Ratio to average net assets:
Gross Expenses (c,d,e)	50.52%
Net Expenses (c,d)	1.42%
Net investment income (loss), Net of Reimbursement (c,d)	(1.06)%
Portfolio turnover rate (f)	55%

*	Since August 28, 2014 (Commencement of Operations).

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense re by the Adviser.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

18

Horizon Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

1.	ORGANIZATION

The Horizon Active Asset Allocation Fund, Horizon Active Income Fund, and Horizon Active Risk Assist Fund (each a “Fund” and together the “Funds”) are a series of shares of beneficial interest of the AdvisorOne Funds (the “Trust”), a Delaware business trust organized on December 20, 1996. Each Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The investment objective of the Horizon Active Asset Allocation Fund is capital appreciation. The Fund commenced operations on January 31, 2012 and presently offers Class N shares only. The investment objective of the Horizon Active Income Fund is income. The Fund commenced operations on September 30, 2013 and presently offers Class N shares only. The investment objective of the Horizon Active Risk Assist Fund is capital appreciation. The Fund commenced operations on August 28, 2014 and presently offers Class N shares only.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these

19

Horizon Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2014 for the Funds’ investments measured at fair value:

20

Horizon Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Horizon Active Asset Allocation Fund

Assets*	Level 1	Level 2	Level 3	Total
Equity Funds	$398,088,856	$—	$—	$398,088,856
Common Stock	7,388,439	—	—	7,388,439
Purchased Call Options	—	152,000	—	152,000
Purchased Put Options	—	893,300	—	893,300
Short-Term Investments	7,684,357	—	—	7,684,357
Total	$413,161,652	$1,045,300	$—	$414,206,952

Liabilities	Level 1	Level 2	Level 3	Total
Written Put Options	$—	(353,200)	—	$(353,200)
Total	$—	$(353,200)	$—	$(353,200)

Horizon Active Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$124,951,828	$—	$—	$124,951,828
Purchased Call Options	35,800	300,512	—	336,312
Purchased Put Options	—	36,870	—	36,870
Short-Term Investments	3,885,732	—	—	3,885,732
Total	$128,873,360	$337,382	$—	$129,210,742

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	—	(12,108)	—	(12,108)
Written Put Options	—	(88,400)	—	(88,400)
Total	$—	$(100,508)	$—	$(100,508)

Horizon Active Risk Assist Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$271,009	$—	$—	$271,009
Short-Term Investments	40,790	—	—	40,790
Total	$311,799	$—	$—	$311,799

The Funds did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 as of November 30, 2014. It is the Funds’ policy to recognize transfers into and out of Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. A Fund enters into option contracts to meet the requirements of its trading activities.

21

Horizon Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

When a Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended November 30, 2014, the Horizon Active Asset Allocation Fund’s net realized gains, stated in the table below, on options subject to equity price risk are included in the line item marked “Net realized gain (loss) on purchased options and written options” and the Funds’ net unrealized appreciation/depreciation, stated below, on options subject to equity price risk included in the line item marked “Net change in unrealized appreciation (depreciation) on purchased options” on the Statements of Operations in this shareholder report and serve as an indicator of the volume of derivative activity for the funds.

			Change in Unrealized
		Net Realized	Appreciation/
	Fair Value	Gain / (Loss)	(Depreciation)
Horizon Active Asset Allocation Fund	$692,100	$(1,145,295)	$(358,548)
Horizon Active Income Fund	$272,674	$(205,276)	$(13,309)
Horizon Active Risk Assist Fund	$—	$—	$—

22

Horizon Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

The following is a summary of the location of derivative investments on the Horizon Active Asset Allocation Fund and Horizon Active Income Fund’s Statement of Assets and Liabilities as of November 30, 2014, respectively:

Active Asset Allocation Fund

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity Risk contracts	Investments in securites at market value	Options written, at value

Active Asset Allocation Fund

Derivatives Investment Value
	Equity		Total Value at
	Contracts	Interest Rate Contracts	November 30, 2014
Purchased Options	$1,045,300	$—	$1,045,300
Written Options	$(353,200)	$—	$(353,200)

Active Income Fund

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/ Interest rate contracts	Investments in securites at market value	Options written, at value

Active Income Fund

Derivatives Investment Value
	Equity		Total Value at
	Contracts	Interest Rate Contracts	November 30, 2014
Purchased Options	$215,525	$157,657	$373,182
Written Options	$(58,400)	$(42,108)	$(100,508)

The following is a summary of the location of derivative investments on the Horizon Active Asset Allocation Fund’s Statement of Operations for the year ended November 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives in the Statement of Operations
Equity/	Net realized gain (loss) from purchased options
Interest rate contracts	Net realized gain (loss) from written options
Appreciation (depreciation) on purchased and written options

Realized gain/(loss) on derivatives recognized in the Statement of Operations
Derivative Investment	Equity	Interest Rate	Total Value at
Type	Risk	Risk	November 30, 2014
Purchased Options	$(1,328,368)	$—	$(1,328,368)
Written Options	183,073	—	183,073
	$(1,145,295)	$—	$(1,145,295)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
	Equity	Interest Rate	Total Value at
	Risk	Risk	November 30, 2014
Purchased Options	$(1,673,497)	$—	$(1,673,497)
Written Options	$1,314,949	$—	$1,314,949
	$(358,548)	$—	$(358,548)

23

Horizon Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

The following is a summary of the location of derivative investments on the Horizon Active Income Fund’s Statement of Operations for the year ended November 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives in the Statement of Operations
Equity/	Net realized gain (loss) from purchased options
Interest rate contracts	Net realized gain (loss) from written options
Appreciation (depreciation) on purchased options and written options

Realized gain/(loss) on derivatives recognized in the Statement of Operations
Derivative Investment	Equity	Interest Rate	Total Value at
Type	Risk	Risk	November 30, 2014
Purchased Options	$(250,995)	$—	$(250,995)
Written Options	45,719	—	45,719
	$(205,276)	$—	$(205,276)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
	Equity	Interest Rate	Total Value at
	Risk	Risk	November 30, 2014
Purchased Options	$(2,584)	$(118,002)	$(120,586)
Written Options	$38,208	$69,069	$107,277
	$35,624	$(48,933)	$(13,309)

The derivative instruments outstanding as of November 30, 2014 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged for the Horizon Active Asset Allocation Fund and the Horizon Active Income Fund respectively, as of November 30, 2014.

Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts		Statement of	Statement of
	of Recognized		Assets &	Assets &	Financial	Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Written Options	$(353,200	) (1)	$—	$(353,200)	$—	$353,200	(2)	$—
Total	$(353,200)		$—	$(353,200)	$—	$353,200		$—

Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts		Statement of	Statement of
	of Recognized		Assets &	Assets &	Financial	Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Written Options	$(100,508	) (1)	$—	$(100,508)	$—	$100,508	(2)	$—
Total	$(100,508)		$—	$(100,508)	$—	$100,508		$—

(1)	Written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.
24

Horizon Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

The number of option contracts written and the premiums received during the year ended November 30, 2014, were as follows:

Horizon Active Asset Allocation Fund
	Written Options
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	—	$—
Options purchased/written	(14,850)	(2,064,008)
Options closed	3,450	87,957
Options exercised	—	—
Options expired	5,700	307,902
Options outstanding, end of period	(5,700)	$(1,668,149)

Horizon Active Income Fund

	Written Options
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	—	$—
Options purchased/written	(4,577)	(278,759)
Options closed	500	23,800
Options exercised	150	16,350
Options expired	925	30,823
Options outstanding, end of period	(3,002)	$(207,786)

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012- 2013, or expected to be taken in the Funds’ 2014 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

25

Horizon Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually for the Horizon Active Asset Allocation Fund and quarterly for the Horizon Active Income Fund and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, accounting and transfer agent services.

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Funds by Horizon Investments, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.10% of the average daily net assets of the Horizon Active Asset Allocation Fund, 0.77% of the average daily net assets of the Horizon Active Income Fund, and 1.10% of the average daily net assets of the Horizon Active Risk Assist Fund. For the year ended November 30, 2014, the Adviser earned advisory fees of:

Fund	Advisory Fee
Horizon Active Asset Allocation Fund	$3,622,924
Horizon Active Income Fund	793,596
Horizon Active Risk Assist Fund	324

Pursuant to the Operating Expense Limitation and Security Agreement (the “Waiver Agreement”), the Adviser has agreed, at least until March 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front end or contingent deferred loads, borrowing costs (such as interest and dividends on securities sold short, taxes, interest, brokerage fees and commissions, dividend, underlying fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.42% per annum of the Horizon Active Asset Allocation Fund’s average daily net assets for Class N shares, do not exceed 1.24% per annum of the Horizon Active Income Fund’s average daily net assets for Class N shares, and do not exceed 1.42% per annum of the Horizon Active Risk Assist Fund’s average daily net assets for Class N shares.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s Operating Expenses are subsequently less than its respective limit described in the Waiver Agreement, the Adviser shall be entitled to reimbursement by that Fund. If the Funds’ Operating Expenses subsequently exceed 1.42%, 1.24%, and 1.42%, respectively, per annum of the Horizon Active Asset Allocation Fund, the Horizon Active Income Fund, and Horizon Active Risk Assists Fund’s average daily net assets for Class N shares, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. For the year ended November 30, 2014, the Adviser waived fees and other expenses in excess of the Adviser’s fee in the amount of:

26

Horizon Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Fund	Waived Fee
Horizon Active Asset Allocation Fund	$405,601
Horizon Active Income Fund	66,386
Horizon Active Risk Assist Fund	15,007

The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through November 30 of the year indicated.

Fund	2015	2016	2017	Total
Horizon Active Asset Allocation Fund	$138,969	$248,717	$405,601	$793,287
Horizon Active Income Fund	—	34,847	66,386	101,233
Horizon Active Risk Assist Fund	—	—	15,007	15,007

Shareholder Services Plan – The Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to Class N shares.

Trustees – Prior to July 2014, the Trust paid each Trustee of the Trust who was not an interested person a fee of $6,000 per quarter. In every instance, the cost of the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

Two Trustees and certain officers of the Trust are officers of GFS and/or NLCS and/or the Distributor.

Administration, Fund Accounting, Transfer Agent Fees – Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended November 30, 2014, were as follows:

Fund	Purchases	Sales
Horizon Active Asset Allocation Fund	$2,126,943,270	$1,980,244,977
Horizon Active Income Fund	347,149,616	291,918,399
Horizon Active Risk Assist Fund	337,105	73,801

27

Horizon Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

5.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2014, Pershing LLC held 34.6% of the voting securities of the Fund, for the sole benefit of its customers and may be deemed to control the Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended November 30, 2014 and November 30, 2013 was as follows:

	For the period ended November 30, 2014:

	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Asset Allocation Fund	$23,293,240	$—	$—	$23,293,240
Income Fund	1,393,378	—	153,898	1,547,276
Risk Assist Fund	—	—	—	—

	For the period ended November 30, 2013:

	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Asset Allocation Fund	$1,821,282	$14,340	$1,835,622
Income Fund	—	—	—

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Asset Allocation Fund	$14,401,053	$—	$—	$(311,494)	$—	$17,400,543	$31,490,102
Income Fund	—	—	(227,476)	(8,446)	(113,626)	1,238,715	889,167
Risk Assist Fund	236	—	—	—	—	7,157	7,393

The difference between book basis and tax basis unrealized appreciation, and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and mark-to-market on section 1256 contacts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Income Fund incurred and elected to defer such capital losses of $113,626.

28

Horizon Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

At November 30, 2014, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
Asset Allocation Fund	$—	$—	$—
Income Fund	$227,476	$—	$227,476
Risk Assist Fund	$—	$—	$—

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, net operating losses, return of capital from corporations and adjustments related to publicly traded partnerships, real estate investment trusts and grantor trusts, resulted in reclassification for the period ended November 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
Asset Allocation Fund	$—	$(1,841)	$1,841
Income Fund	$—	$(202,164)	$202,164
Risk Assist Fund	$—	$322	$(322)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Horizon Funds and
The Board of Trustees of
AdvisorOne Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Horizon Active Asset Allocation Fund, Horizon Active Income Fund and Horizon Active Risk Assist Fund, each a series of AdvisorOne Funds, as of November 30, 2014 and with respect to Horizon Active Asset Allocation Fund, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two year in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 31, 2012 (commencement of operations) to November 30, 2012, and with respect to Horizon Active Income, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period September 30, 2013 (commencement of operations) to November 30, 2013, and with respect to Horizon Active Risk Assist Fund, the related statements of operations and changes in net assets and financial highlights for the period August 28, 2014 (commencement of operations) to November 14, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Horizon Active Asset Allocation Fund, Horizon Active Income Fund and Horizon Active Risk Assist Fund, as of November 30, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2015

30

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees (the “Board” or the “Trustees”) of the AdvisorOne Funds (the “Trust”) held on April 24, 2014 (the “Meeting”), the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of the proposed Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust and Horizon Investments, LLC (“Horizon Investments” or the “Adviser”) with respect to the Horizon Active Risk Assist Fund (the “Fund”).

The Board discussed the written materials that were provided in advance of the Meeting, Horizon Investment’s oral presentation and other information that the Board received at the Meeting, and deliberated on the approval of the proposed Investment Advisory Agreement with respect to the Fund, in light of this information. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the proposed Investment Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the proposed Investment Advisory Agreement. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Investment Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board reviewed the materials provided by Horizon Investments including Horizon Investments’ ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel to perform services for the Fund, including the team of individuals that primarily monitor and execute the investment process, and an organization chart of Horizon Investments. A representative of Horizon Investments responded to questions from the Board regarding broker selection for portfolio trades and soft dollar allocations. The Board discussed the extent of Horizon Investments’ research capabilities, the quality of its compliance infrastructure, their investment in additional compliance resources, and the experience of its fund management personnel, and noted the portfolio management team’s excellent credentials, including one team member with a CFA designation. The Board considered its long standing relationship with Horizon Investments, and expressed satisfaction with the quality of services provided to the existing Horizon Funds and their shareholders. The Trustees noted that Horizon Investments will focus on ETF selection and asset allocation, and will partner with liquidity providers and brokers to further enhance the firm’s quality services. The Board reviewed the description provided by Horizon Investments of its practices for monitoring compliance with the Fund’s investment limitations and noted that in 2013 it added additional compliance personnel in an effort to magnify its focus on compliance. The Board concluded that Horizon Investments has the resources to provide quality advisory services to the Fund.

Performance. Because the New Fund had not yet commenced operations, the Trustees could not consider its past performance. However, they did consider Horizon Investments’ past performance as well as other factors relating to Horizon Investments’ track record. Additionally, they considered the performance of a similarly managed account with comparable investment objective and investment strategies, managed by Horizon Investments, (“Comparable Account”) and noted the outperformance of the Comparable Account, relative to its benchmark, the 65% S&P 500 Index/35% Barclays Aggregate Index, for the one year and since inception (8/31/2011) periods. For the one year period, they noted the Comparable Account returned 25.59% versus the benchmark’s return of 19.33%. Since inception, they noted the Comparable Account returned 12.83% versus 14.83% by the benchmark. With respect to the appropriateness of the benchmark, the Board noted Horizon Investments represented that, over time, on average the Fund’s performance will reflect the benchmark unless Horizon Investments is seeking to de-

31

risk. The Trustees considered the relatively short time period of performance provided, but agreed that the returns demonstrate that Horizon Investments has the ability to successfully manage a fund with a similar strategy and should be given the opportunity to demonstrate its ability to manage the strategy over the long-term. The Trustees noted that while past performance is no guarantee of future results as to this or any other fund, the Board concluded that Horizon Investments has the potential to deliver reasonable performance.

Fees and Expenses. The Board noted that Horizon Investments proposed to charge an annual advisory fee of 1.10% based on the average net assets of the proposed Fund. The Board reviewed the proposed advisory fee to be paid to Horizon Investments and the proposed fee waiver agreement to limit total operating expenses to 1.67%, 1.17% and 1.42% of the average daily net assets of the Fund’s Class A Class I and Class N shares, respectively, through December 2015. The Board noted that the fees, as compared to a peer group of funds in the U.S. OE long/short equity category were higher than those of its peer group (0.95% average) but lower than its Morningstar category average (1.21%). The Trustees agreed that Horizon Investments’ strategy is more complex than the typical allocation strategy. The Board also considered the averages and ranges of Net Expense Ratios among the Fund’s peers, noting the Fund’s net expense ratio was in line with its peers, and lower than the average for both the peer group and the Morningstar category. The Trustees concluded that the Fund’s proposed advisory fee as well as its overall expense ratio, was reasonable in light of the quality of the services the Fund is expected to receive from Horizon Investments and the level of fees paid by a peer group of similarly managed mutual funds.

Profitability. As to profitability, the Trustees discussed the total fees expected to be paid to Horizon Investments and noted that Horizon Investments may receive soft dollar payments in connection with its relationship with the Fund in addition to the advisory fee earned pursuant to the Investment Advisory Agreement. The Trustees reviewed a profitability analysis prepared by Horizon Investments, noting Horizon Investments anticipates earning a modest profit in terms of a percentage of profit in connection with its relationship with the Fund. The Board determined that based on the information it received and its own understanding of the costs of managing a fund, that profitability was reasonable.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed Horizon Investments’ expectations for growth of the Fund. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term, and agreed that the matter of economies of scale would be revisited as the Fund’s size materially increases.

Conclusion. Having requested and received such information from Horizon Investments as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of the Horizon Active Risk Assist Fund and its shareholders.

32

Horizon Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
November 30, 2014

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Horizon Active Asset Allocation Fund

Beginning
	Account	Ending	Expenses Paid
	Value	Account Value	During the Period*
	(6/1/14)	(11/30/14)	(6/1/14 to 11/30/14)

Actual	$ 1,000.00	$ 1,057.80	$ 1.42

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,017.95	$ 7.18

Horizon Active Income Fund

Beginning
	Account	Ending	Expenses Paid During
	Value	Account Value	the Period*
	(6/1/14)	(11/30/14)	(6/1/14 to 11/30/14)

Actual	$ 1,000.00	$ 1,000.40	$ 7.12

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,018.85	$ 7.19

*	Expenses Paid During the Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days, and divided by 365 (to reflect the number of days in the period).

33

Horizon Funds
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
November 30, 2014

Horizon Active Risk Assist Fund

Beginning
	Account	Ending	Expenses Paid During
	Value	Account Value	the Period**
	(6/1/14)	(11/30/14)	(6/1/14 to 11/30/14)

Actual	$ 1,000.00	$ 1,025.00	$ 7.21

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,009.22	$ 7.15

**	Expenses Paid During the Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 94 days, and divided by 365 (to reflect the number of days in the period).

34

Horizon Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2014

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth_	Position/Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Gary W. Lanzen 1954	Trustee Since 2003	Retired (since December 31, 2012), President, Orizon Investment Counsel, LLC (2000-2010); Chief Investment Officer, Orizon Investment Counsel, LLC, (2000- 2011)	16	Northern Lights Fund Trust and Northern Lights Variable Trust (96 portfolios), Alternative Strategies Fund
Larry A. Carter 1952	Trustee Since February 2012	Consultant to private equity clients on grain processing industry (since 2004).	16	NONE
John W. Davidson 1946	Trustee Since February 2012	Creator, author and founder of John Davidson’s Economic Comments (2009-Present).	16	NONE
Edward D. Foy 1952	Trustee Since February 2012	President and Chief Investment Officer of Foy Financial Services, Inc. (1987-Present).	16	NONE

35

Horizon Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Todd Clarke(3) 1969	Trustee since November 2012	Chief Executive Officer and Manager, CLS Investments, LLC (since September 2012); President, CLS Investments, LLC (2004-2012); Director, Constellation Trust Company (since February 2013)	16	NONE
Eric Clarke(4) 1973	Trustee since November 2012	President and Manager, Orion Advisor Services, LLC (since 2004); President and Director, Constellation Trust Company (since 2004).	16	NONE
Ryan Beach 1977	President since November 2012	President of the Trust (since November 2012), President, CLS Investments, LLC (since September 2012); Associate General Counsel, NorthStar Financial Services Group, LLC (2011-2012); Attorney, Scudder Law Firm, P.C., L.L.O. (2005-2011).	N/A	N/A
Brian Nielsen(5) 1972	Secretary and Chief Legal Officer Since 2003	Secretary and Chief Legal Officer of the Trust; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011), Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) and Assistant Secretary (from 2003 to 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	N/A	N/A
Michael J. Wagner 80 Arkay Drive Hauppauge, NY 11788 1950	Chief Compliance Officer Since 2006	President (April 2006-present) of Northern Lights Compliance Services, LLC.	N/A	N/A
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1972	Treasurer Since October 2014	Assistant Vice President, of Fund Administration, Gemini Fund Services, LLC since 2012, Senior Associate, of Fund Controllers Department at Goldman Sachs Asset Management (2008-2012).	N/A	N/A

(1)	The term of office for each Trustee and officer listed above will continue indefinitely.

(2)	The term “Fund Complex” refers to the AdvisorOne Funds Trust, including the series of the Trust that may have filed registration statements with the SEC but may not yet be operational.

(3)	Todd Clarke is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with CLS Investments, LLC (investment adviser to certain funds of the Trust). Mr. Clarke is the brother of Eric Clarke and the brother-in-law of Brian Nielsen.

(4)	Eric Clarke is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Orion Advisor Services, LLC and Constellation Trust Company, both affiliates of CLS Investments, LLC and is the brother of Todd Clarke and brother-in-law of Brian Nielsen.

(5)	Brian Nielsen is the brother-in-law of Todd Clarke and Eric Clarke.

36

Rev. Jul. 2014

FACTS	WHAT DOES ADVISORONE FUNDS (“ADVISORONE”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons AdvisorOne chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AdvisorOne share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 811-0225 or go to www.advisoronefunds.com

37

Who we are
Who is providing this notice?	AdvisorOne Funds
What we do
How does AdvisorOne protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does AdvisorOne collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of AdvisorOne:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    Gemcom, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Gemini Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

●    NorthStar Holdings, LLC

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● AdvisorOne does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.
38

This Page is Intentionally Left Blank.

Investment Adviser

Horizon Investments, LLC
13024 Ballantyne Corporate Place, Suite 225
Charlotte, NC 28277

Administrator

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7932 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC -0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7932.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 38,583

FY 2013

$ 27,800

(b)

Audit-Related Fees

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

(c)

Tax Fees

FY 2014

$ 9,103

FY 2013

$ 6,600

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2014

$ 0

$ 0

FY 2013

$ 0

$ 0

Nature of the fees:

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2014 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

0%

Tax Fees:

0%

0%

All Other Fees:

0%

0%

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2014

$9,103

             $ None

FY 2013

$6,600

             $ None

(h) Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2014.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorOne Funds

By (Signature and Title)

/s/ Ryan Beach

Ryan Beach, President

Date 2/5/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Ryan Beach

Ryan Beach, President

Date 2/5/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer

Date 2/5/15